Exhibit 10.9

EXECUTION COPY

FOURTH AMENDMENT TO

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of March 30, 2010 (this “Amendment”) is made among World Financial Network National Bank, a national banking association located in Columbus Ohio (“WFNNB”), as Servicer, WFN Credit Company, LLC (“WFN Credit”), as Transferor, and Union Bank, N.A. (“Union Bank”), formerly known as Union Bank of California, N.A., successor to JPMorgan Chase Bank, N.A., as Trustee of World Financial Network Credit Card Master Trust III (the “Issuer”), to the Amended and Restated Pooling and Servicing Agreement, dated as of January 30, 1998, among WFNNB, as Servicer, WFN Credit, as Transferor and Union Bank, as Trustee (as amended and restated as of September 28, 2001, as further amended as of April 7, 2004, March 23, 2005 and October 26, 2007 and modified by a Trust Combination Agreement, dated as of April 26, 2005, as amended, the “Pooling Agreement”). Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Pooling Agreement.

WHEREAS, WFNNB is contemplating a merger with and into WFNNB Interim National Bank (the “Interim Bank”), an interim national banking association located in Delaware, with the resulting bank being a national banking association named World Financial Network National Bank and located in Delaware (the “Merger”); and

WHEREAS, the parties hereto desire to amend the Pooling Agreement in certain respects as set forth herein, with certain of such amendments taking effect upon consummation of the Merger;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1. Amendments. (a) The definition of “Business Day” in Section 1.1 of the Pooling Agreement is hereby amended by adding the phrase “, Wilmington, Delaware” immediately after the phrase “New York, New York” where it appears in such definition.

(b) The definition of “UCC” in Section 1.1 of the Pooling Agreement is hereby amended by deleting the word “Ohio” where it appears and substituting with the word “Delaware.”

(c) Section 8.2(a) of the Pooling Agreement is hereby amended by deleting the words “a corporation” where they appear in Section 8.2(a) and substituting with the words “an entity”.

SECTION 2. Conditions to Effectiveness. (a) The amendment set forth in Section 1(c) of this Amendment shall become effective on the date hereof upon (i) receipt by each of the parties hereto of counterparts duly executed and delivered by each of the parties hereto and (ii) satisfaction of each of the conditions precedent described in Section 13.1(b) of the Pooling Agreement.

Fourth Amendment to Pooling Agreement (Trust III)

(b) Following the effectiveness of the amendment described in Section 1(c) of this Amendment, the amendments set forth in Sections 1 (a) and 1(b) shall become effective upon the consummation of the Merger.

SECTION 3. Effect of Amendment; Ratification. (a) On and after the Effective Date, this Amendment shall be a part of the Pooling Agreement and each reference in the Pooling Agreement to “this Agreement” or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Pooling Agreement shall mean and be a reference to the Pooling Agreement as amended hereby.

(b) Except as expressly amended hereby, the Pooling Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

SECTION 5. Section Headings. Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Counterparts of this Amendment may be delivered by facsimile or electronic transmission.

SECTION 7. Approved Portfolio. For the avoidance of doubt, the RPA Seller’s private label credit card program for Little Switzerland, which is an Approved Portfolio, includes, without limitation, all accounts from time to time included in the RPA Seller’s private label credit card program for Little Switzerland that are originated through Jewels retailers.

SECTION 8. Trustee Disclaimer. Trustee shall not be responsible for the validity or sufficiency of this amendment, nor for the recitals contained herein.

[Signature Page Follows]

2	Fourth Amendment to Pooling Agreement (Trust III)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WFN CREDIT COMPANY, LLC

By:	/s/ Daniel T. Groomes
Name: Daniel T. Groomes Title: President

UNION BANK, N.A., as Trustee

By:	/s/ Eva Aryeetey
Name: Eva Aryeetey Title: Vice President

WORLD FINANCIAL NETWORK NATIONAL BANK

By:	/s/ Ronald C. Reed
Name: Ronald C. Reed Title: Treasurer

3	Fourth Amendment to Pooling Agreement (Trust III)